                                                                      Exhibit 3

                             NAVISTAR FINANCIAL CORPORATION
                                       AND SUBSIDIARIES

                            ARTICLES OF INCORPORATION AND BY-LAWS

The following documents of Navistar Financial Corporation are incorporated herein by reference:

3.1       Restated  Certificate  of  Incorporation  of  Navistar  Financial   Corporation  (as
          amended and in effect on December 15,  1987).  Filed on Form 8-K dated  December 17,
          1987.  Commission File No. 1-4146-l.

3.2       The By-Laws of Navistar  Financial  Corporation  (as  amended  February 29,  1988).
          Filed on Form 10-K dated January 19, 1989.  Commission File No. 1-4146-1.